Supplement dated October 10, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and
Prospectus dated May 1, 2023, for Protective Aspirations Variable Annuity, Protective Dimensions V
Variable Annuity, Protective® Investors Benefit Advisory Variable Annuity, Protective Variable Annuity II B
Series, and Protective Variable Annuity Investors Series variable annuity contracts issued by Protective Life Insurance Company
Protective Variable Annuity Separate Account

Supplement dated October 10, 2023, to the Updating Summary Prospectus and Prospectus
dated May 1, 2023, for Dimensions IV Variable Annuity contract issued by Protective Life Insurance Company
Protective Variable Annuity Separate Account

Supplement dated October 10, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and
Prospectus dated May 1, 2023, for Protective Aspirations NY Variable Annuity, Protective Investors Benefit
Advisory Variable Annuity NY, and Protective Variable Annuity NY II B Series variable annuity contracts issued by Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

Supplement dated October 10, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and
Prospectus dated April 27 2023, for Schwab Genesis Variable AnnuityTM and Schwab Genesis Advisory
Variable AnnuityTM contracts issued by Protective Life Insurance Company
PLICO Variable Annuity Account S

Supplement dated October 10, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and
Prospectus dated April 27 2023, for Schwab Genesis NY Variable AnnuityTM and Schwab Genesis Advisory
NY Variable AnnuityTM contracts issued by Protective Life and Annuity Insurance Company
PLAIC Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract ("Contract") prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of the Invesco V.I. Conservative Balanced Fund

The Board of Trustees of the Invesco V.I. Conservative Balanced Fund (the "Target Fund"), a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), unanimously approved an Agreement and Plan of Reorganization (the "Reorganization") to transfer all or substantially all its assets and liabilities to the Invesco V.I. Equity and Income Fund (the "Acquiring Fund"), see table below. The Reorganization is subject to approval and will be submitted to Target Fund Contract Owners for their consideration at a special shareholders meeting to be held on or about January 18, 2024. If approved, the Reorganization is expected to take place on or about April 29, 2024 (the "Closing Date").

Target Fund and Corresponding Share Class	Acquiring Fund and Corresponding Share Class
Invesco V.I. Conservative Balanced Fund Series II	Invesco V.I. Equity and Income Fund Series II

Contract Owners of the Target Fund will vote and the Reorganization will only occur if approved. On the Closing Date, after the close of business, your Contract Value in the Sub-Account invested in the Target Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Fund, and the Target Fund will liquidate, cease operations, and will no longer be available for investment. You may continue to allocate or transfer into or out of the Target Fund until the Closing Date. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Fund will be automatically updated with the corresponding Acquiring Fund after the Closing Date.

A combined Proxy Statement/Prospectus will be sent to Contract Owners invested in the Target Fund requesting their vote on the Reorganization, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the Reorganization.

Your rights and obligations under the Contract and your Contract Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

  *  *  *

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Fund as an investment option under the Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Fund, or other Funds available under your Contract or Policy, you may contact us by writing or calling Protective Life at P.O. Box 10648, Birmingham, AL 35202-0648 or toll free at 1-800-456-6330. You may also obtain Acquiring Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then "Investment Options." Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.